HIGHPEAK ENERGY

3Q22 Presentation

November 2022



DISCLAIMER

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control.

These risks and uncertainties include, among other things, volatility of commodity prices, political instability or armed conflict in crude oil or natural gas producing regions such as the ongoing war between Russia and Ukraine, OPEC+ policy decisions, inflationary pressures on costs of oilfield goods, services and personnel, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2022 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. Original oil in place, or "OOIP" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor OOIP constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

This presentation contains projections for HighPeak, including with respect to its operating margin, capital expenditures, drilling pace, average lateral lengths, production, operating expenses and well results. HighPeak's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if HighPeak's assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside its control. Accordingly, there can be no assurance that the projected results are indicative of HighPeak's future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation may include non-GAAP financial measures, including EBITDAX, operating margin and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non- GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivates and hedged as including the effects of derivatives. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and may include market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

HIGHPEAK ENERGY: CORE MIDLAND PURE-PLAY

Northern Midland Basin Pure-Play Capitalized for Efficient Oil-Weighted Shareholder Value Creation

Overview and Q3 Highlights

Production and Profitability:

- 3Q22 production average (~83% oil, 93% liquids) — **~26.25 MBoe/d**
- **4Q22 quarter to date production average**[1] — **~35.75 Mboe/d**

- Additional 57 gross (46.7 net) horizontal wells in various stages of drilling and completion at September 30, 2022
- Maintained industry-leading all-in-cost and full cycle economics with 3Q22 unhedged **cash operating margin of $72.01/Boe**[2]

Acreage:

- **~105,500 net acres**; an increase of **~68%** compared to year-end 2021
- ~55,000 net acres in Flat Top and ~50,500 net acres in Signal Peak
- ~53% HBP, ~98% operated, ~85% average working interest, >90% provides for 10,000'+ laterals

Recent Highlights:

- Increased sales volumes **~19%** (Q/Q) and **~220%** (Y/Y)
- Averaged running 6 rigs and 3 frac crews during Q3
- Closed $85 million equity private placement
- Increased the Company's RBL borrowing base to $550 million and elected commitments to $525 million
- Closed private placement of $225 million Senior Unsecured Notes

Acreage Position and Selected Offset Operators



Dawson
Borden
Flat Top
Martin
Howard
Signal Peak
Midland
Glasscock
Sterling
HighPeak
Bayswater
Callon
Diamondback
Laredo
Surge
Murchison
Ovintiv
Pioneer
Sinclair
SM Energy

Source: Acreage map per Enverus and company report
(1) Fourth quarter production volumes estimated through November 9, 2022.
(2) Unhedged cash operating margin defined as unhedged realized prices, net of GP&T, less LOE and production and ad valorem taxes.

DIFFERENTIATED GROWTH STORY CONTINUES

Daily Production (boepd)[1]


~63%
40,000
30,000
20,000
10,000
0
5,290
8,783
8,168
14,881
12,052
21,995
26,247
~35,750
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2
2022/Q3
2022/Q4 To Date

Annualized EBITDA ($mm)[2]


~72%
$1,000
$800
$600
$400
$200
$0
$80
$154
$134
$291
$204
$542
$679
~$930
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2
2022/Q3
2022/Q4 To Date

Wells Drilled (gross)


35
30
25
20
15
10
5
0
6
8
13
17
25
29
32
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2
2022/Q3

Wells Turned In Line & Operational DUCs (gross)


50
40
30
20
10
0
TIL
Operational DUCs
5
8
10
6
6
13
8
22
20
27
15
41
29
46
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2
2022/Q3

(1) 2022/Q4 To Date estimated production through Nov. 9, 2022.
(2) 2022/Q4 To Date annualized EBITDA calculated using 2022/Q3 unhedged cash margin and 2022/Q4 To Date production average.

PEER LEADING MARGINS

HIGHPEAK ENERGY

Unhedged EBITDA margins for the 3 months ended 9/30/22 ($/Boe)(1)



~84% of realized Q3 price per Boe
Peer average: $52.48/Boe
$71.23
$61.57
$57.08
$54.34
$53.12
$50.90
$48.76
$47.39
$46.64
HPK
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

Not all BOEs are created equal

- Q3 margins are **16% above** nearest peer with continued expansion expected as production scales
  - Further near-term margin improvements expected from Company power projects, normalization of workover expenses, and dilution of fixed costs
- HPK margin ($71.23/Boe) is **36% higher** vs. Q3 2022 peer average

Source: Public filings.
(1) EBITDA and production for the 3 months ended 9/30/22 based on 3Q22 figures as reported. Peers include CPE, ESTE, FANG, LPI, MTDR, PR, PXD and SM. EBITDA calculation for peers reflects Adjusted EBITDAX for the 3M ended period as calculated and presented by each respective company and not further adjusted by HighPeak.

LEASE OPERATING EXPENSES


Workover Expense
Lease Operating Expense
Q3 Non-recurring workover expenses of $0.93/Boe mainly due to bringing acquired assets up to HPK standards.
1Q22
2Q22
3Q22

Factors leading to decrease in LOE

- Continued generator removal
- Dilution of fixed costs as production scales
- Infrastructure buildout in Signal Peak
- Temporary Boe curtailment

LOE Inflationary Factors

- Increased chemical costs
- Higher fuel costs
- Increased workover rig costs
- Higher labor costs

Q3 2022 COSTS PER BOE

HIGHPEAK ENERGY

Total cash costs for the 3 months ended 9/30/22 ($/Boe)[1]



-12% decrease Q1 to Q3
Workovers
Cash G&A Expenses
Production and Ad Valorem Taxes
LOE
$15.11
$4.61
$8.62
$14.45
$5.15
$8.27
$13.30
$4.36
$7.23
Q1/22
Q2/22
Q3/22



$11.97
$13.30
$13.83
$14.48
$14.53
$14.62
$14.94
$16.29
$18.45
Peer A
HPK
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

- **Tailwinds for further cash cost reduction**
- Non-recurring increase in workover expense quarter-over-quarter due to bringing Hannathon and Alamo operations up to HighPeak standards post-acquisition
  - The largest portion of the one-time expenses was to repair one of the SWDs
  - The remaining costs were allocated to pump replacements including downhole ESP repairs
  - Temporary curtailed Boe volumes

Source: Public filings.
(1) Cash costs per barrel for the 3 months ended 9/30/22 based on 3Q22 figures as reported. Peers include CPE, ESTE, FANG, LPI, MTDR, PR, PXD and SM. Cash costs per barrel includes lease operating expenses, workover expenses as reported by company, production and ad valorem taxes, GP&T, and cash G&A, and presented by each respective company and not further adjusted by HighPeak.

PRODUCTION PROFILE AND WELL PERFORMANCE

- Continue to demonstrate consistent well results as we have expanded development across the acreage position and formations
- 2022 vintage wells outperforming 2021 & 2020 well results
- 2022 vintage wells include larger pad development and higher percentage of wells in Signal Peak

Development by Zone
(% of Net TIL Lateral Ft.)



L_SPBY
WC A
WC D
2020
2021
2022

	2020	2021	2022
Flat Top	93%	80%	78%
Signal Peak	7%	20%	22%

Consistent Well Performance by Year



150,000
120,000
90,000
60,000
30,000
0
Normalized Cumulative Oil (1)
0
90
180
270
360
Producing Days
2020 (17)
2021 (34)
2022 (72)

(1) Normalized to 10,000 ft

FLAT TOP AREA

- Commissioned substation in late-May
  - Continue to reduce rental generators
  - Expect to have FT fully energized by Q1 2023
  - 2nd Drilling rig expected to be "Plugged-in" during Dec. 2022
- ~75% of crude oil gathered via pipeline & LACT sales
- Recycling and local non-potable water supplying ~2 frac crews
- 2 rigs & 1 frac crew operating on dual-fuel

Rigs Running: **Completion Crews:**

SIGNAL PEAK AREA

- 2nd frac crew began utilizing local wet sand in October 2022
  - 3rd frac crew anticipated to convert to local wet sand in Dec. 2022
- Continued infrastructure buildout
  - Expand water recycling
  - Power upgrades

Rigs Running: **Completion Crews:**


Dawson
Borden
Scurry
Flat Top
Martin
Howard
Mitchell
Signal Peak
Glasscock
Sterling

ESG AND SUSTAINABILITY

Great for the environment and for the Company's bottom line

Environmental

Social

Governance

>82%

Recycled & Non-potable water used for Q3 stimulation fluid in Flat Top

>800K

Gallons of diesel supplanted in Q3 through:

- Wet Sand Usage[1]
- Dual Fuel
- Electrification

110K	Road miles eliminated per well
1.2M	Gallons of diesel saved per year
25.1K	Metric tons of CO_2 not emitted into the atmosphere per year per crew

(1) *Numbers are based on a 95-mile reduction in distance from the mine to the well, 13,700 tons of sand per well, and 50 wells per year per frac crew*

HIGHPEAK ENERGY

Commentary and Guidance

- Increased production ~63% from Q2'22 to Q4'22 quarter to date
- Recent financings increased liquidity over 400%
- Operationally, we expect to end the year with 80-90 wells TIL

Q4 2022 Guidance	Low	High
Average Production (MBoe/d)	35.5	38.5
Exit Production (MBoe/d)	37.0	40.0
Capex (ex. Acquisitions)	$285mm	$295mm

Pro Forma Capitalization ($ millions)

	As Adjusted 9/30/22	Adjustments	Pro Forma 9/30/22
Cash and cash equivalents	$34		$34
Revolving credit facility	355	(200)	155
10.00% senior unsecured notes due 2024	225		225
New 10.625% senior unsecured notes due 20	–	225	225
Total debt	**$580**	**$25**	**$605**
Net debt	*$546*	*$25*	*$571*
Market capitalization as of 11/7/22	2,893		2,893
Enterprise value	**$3,439**	**$25**	**$3,464**
RBL elected commitments	$400	$125	$525
Liquidity[1]	75	325	400
Operating statistics:			
Q3/22 annualized EBITDAX	$679		$679
Selected credit statistics:			
Total debt / Q3/22 annualized EBITDAX	0.9x		0.9x
Net debt / Q3/22 annualized EBITDAX	0.8x		0.8x

⇧ >400%

Source: HighPeak internal estimates and company filings.

(1) Liquidity defined as borrowing base, less amounts outstanding, less outstanding letters of credit, plus cash.

HIGHPEAK ENERGY

1 Responsible Growth
19% QoQ Production increase, 25% QoQ EBITDA increase, speeding toward FCF

2 Margin Excellence
Peer leading margins due to high oil cut and operational excellence

3 Operational Foresight
Fighting inflation and planning for the future

4 Maintaining Flexibility
Staying nimble while constantly monitoring markets

HIGHPEAK ENERGY, INC.

Contact Information

Corporate Headquarters
421 W. 3rd St., Suite 1000
Fort Worth, TX 76102
www.highpeakenergy.com

Ryan Hightower
Vice President, Business Development
(817) 850-9204
IR@highpeakenergy.com





Appendix

Rig Released Wells

	3Q22		2022 YTD	
	Gross	Net	Gross	Net
OP	27	26.5	80	75.3
Nonop	5	0.2	8	0.3
Total	32	26.7	88	75.6
SWD	1	1.0	3	3.0

In Progress[1]

	As of 9/30/2022	
	Gross	Net
OP	49	46.4
Nonop	8	0.3
Total	57	46.7
SWD	2	2.0

Turned in Line

	3Q22		2022 YTD	
	Gross	Net	Gross	Net
OP	27	25.7	62	55.7
Nonop	2	0.1	3	0.1
Total	29	25.8	65	55.9

(1) In Progress includes 11 gross (8.9 net) wells and 1 gross (1.0 net) SWD well drilling on September 30, 2022

HEDGES(1)

Summary

- Average oil volumes of ~11,661 Bo/d hedged for Q4 2022 at average price of $85.85/bbl(2)
- Average gas volumes of ~5,000 MMBtu/d hedged through Q1/23 at an average price of $9.00/MMBtu

	OIL HEDGES		GAS HEDGES	
	VOL (MBbl)	Price	VOL (BBtu)	Price
2022-Q4	1,072.8	$85.85	460	$9.00
2023-Q1	900.0	$73.67	450	$9.00
2023-Q2	546.0	$67.81	0	
2023-Q3	276.0	$72.30	0	


OIL HEDGES
DAILY OIL VOLUME (bo/d)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23


GAS HEDGES
DAILY GAS VOLUME (MMBtu/d)
10,000
8,000
6,000
4,000
2,000
0
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23

(1) Hedges as of September 30, 2022. No new hedges added since Q3 quarter end.
(2) Remaining average volumes calculated from 4Q22 through YE22.

Q3 2022 SUMMARY

Production	Q3 2022
Total sales volumes (MBoe)	2,414.7
Total daily sales volumes (MBoe/d)	26.25
Oil percentage	83%
Liquids percentage	93%
Realized Pricing	
Oil per Bbl	$94.21
NGL per Bbl	$36.59
Gas per Mcf	$7.73
Total per Boe (excluding derivatives)	$84.53
Total per Boe (including derivatives)	*$83.58*
Costs (per Boe)	
LOE	$7.23
Workover Expenses	$0.93
Production & Ad Valorem taxes	$4.36
G&A (Cash)	$0.78
Total cash costs	$13.30
Cash margin (excluding derivatives)	$71.23
Cash margin (including derivatives)	*$70.28*

Earnings	Q3 2022
Net Income ($MM)	$107.9
GAAP Earnings (per diluted share)	*$0.85*
EBITDAX ($MM)	$169.7
EBITDAX (per diluted share)	*$1.34*
Other	
Capex ($MM)[1]	$321.9
Rig Released[2] / Turn in Line	33 / 29

(1) Excludes acquisition capex.
(2) Rig Released includes 1 SWD

HIGHPEAK ENERGY

Reconciliation of Net Income to EBITDAX

(in thousands)	Three Months Ended
	30-Sept-22
Net income	$107,904
Interest expense	14,608
Income tax expense	31,597
Depletion, depreciation and amortization	42,624
Accretion of discount	125
Exploration and abandonment expense	290
Stock based compensation	10,655
Derivative-related noncash activity	(38,098)
Other income	(1)
EBITDAX	**$ 169,704**

Unhedged Cash Operating Margin Reconciliation

(in thousands)	Three Months Ended
	30-Sept-22
Oil, NGL and natural gas sales (including deducts)	$ 204,114
Less: Lease operating expenses	(17,462)
Less: Workover expenses	(2,245)
Less: Production & ad valorem taxes	(10,526)
Cash Operating Margin	**$ 173,881**
Divided by: Production (Mboe)	2,414.7
Cash Operating Margin per Boe, excluding effects of derivatives	**$72.01**